Exhibit 99.1

Akoya Reports Fourth Quarter of 2024 and Full Year Financial Results

March 17, 2025

MARLBOROUGH, Mass.— Akoya Biosciences, Inc. (Nasdaq: AKYA) (“Akoya”), The Spatial Biology Company®, today announced its financial results for the fourth quarter and full year ending December 31, 2024.

"Akoya navigated a challenging 2024 in the life science tools market, which was constrained by subdued capital equipment purchases, by successfully strengthening gross margins, reducing operating expenses and advancing our companion diagnostics programs throughout the year. We remain optimistic about the long-term growth outlook of Akoya’s leading spatial biology solutions," said Brian McKelligon, CEO of Akoya. "In 2024, Akoya achieved multiple milestones, including expanding our market-leading installed base to 1,330 instruments, launching our Manufacturing Center of Excellence to drive improvements in gross margins and the expansion of our content menu into new markets like neurobiology, and continued advancement of our clinical partnerships led by Acrivon and NeraCare."

Fourth Quarter 2024 Financial Highlights

●	Revenue was $21.3 million in the fourth quarter of 2024, compared to $26.5 million in the prior year period; a decrease of 19.4%. This topline revenue decrease was primarily due to a decline in instrument revenue.
●	Gross margin was 67.4% in the fourth quarter of 2024, compared to 62.7% in the prior year period. The increase in gross margin was primarily driven by operational efficiency from in-house reagent manufacturing and product mix.
●	Operating expenses were $20.1 million for the fourth quarter of 2024, compared to $26.1 million in the prior year period; an improvement of 22.9%. The improvement was primarily driven by further realized operating leverage and efficiencies.
●	Operating loss was $5.7 million for the fourth quarter of 2024, compared to an operating loss of $9.4 million in the prior year period; an improvement of 39.5%.
●	$35.0 million of cash, cash equivalents, and marketable securities as of December 31, 2024.

Business Highlights

●	Announced the pending acquisition of Akoya Biosciences by Quanterix Corporation (Nasdaq: QTRX), which, if consummated, would create the first integrated solution for ultra-sensitive detection of blood and tissue-based protein biomarkers.
●	Announced a strategic product roadmap, powered by the success of IO60 and upcoming launch of neurobiology panels to solidify leadership in spatial proteomics across new research verticals.
●	Announced an exclusive global license agreement with NeraCare for the development and commercialization of the Immunoprint test for early-stage melanoma patient treatment decisions.
●	Nature Methods named spatial proteomics "Method of the Year 2024" — a key milestone which reaffirms Akoya’s leadership position in the spatial proteomics field with the largest installed base and publications volume in the industry.

Financial Highlights

●	Full year 2024 revenue was $81.7 million, compared to $96.6 million in the prior year; a decrease of 15.5%.
●	Full year 2024 reported gross margin was 58.6% while non-GAAP adjusted gross margin(1) was 61.1% when excluding the write-off from discontinued legacy products in the first quarter of 2024. Both GAAP and non-GAAP gross margin were 58.3% in the prior year.
●	Full year 2024 operating expenses were $94.6 million while non-GAAP operating expenses(1) were $88.6 million when excluding the impairment charge for facility consolidation and restructuring associated with reductions in force completed in the first quarter of 2024 and third quarter of 2024, respectively. Both GAAP and non-GAAP operating expenses were $114.0 million in the prior year.
●	Full year 2024 loss from operations was $46.7 million while non-GAAP loss from operations(1) was $38.6 million excluding the items noted above. Both GAAP and non-GAAP loss from operations were $57.7 million in the prior year.
●	Instrument installed base of 1,330 as of December 31, 2024 (400 PhenoCyclers, 930 PhenoImagers), compared to an installed base of 1,183 in the prior year (342 PhenoCyclers, 841 PhenoImagers); an increase of 12.4%.
●	1,733 total publications citing Akoya’s technology as of December 31, 2024, compared to 1,160 total publications in the prior year; an increase of 49.4%.

(1)	See discussion of “Non-GAAP Financial Measures” below.

In light of the pending acquisition by Quanterix Corporation, Akoya will not be hosting an earnings conference call or providing forward guidance at this time.

Non-GAAP Financial Measures

In addition to reporting financial measures in accordance with generally accepted accounting principles (“GAAP”), Akoya is including in this press release “non-GAAP adjusted gross profit,” “non-GAAP adjusted gross margin,” “non-GAAP operating expense,” and “non-GAAP loss from operations,” all of which are non-GAAP financial measures. Akoya defines non-GAAP adjusted gross profit as gross profit margin adjusted for certain excess and obsolete inventory charges. Non-GAAP adjusted gross margin is defined as non-GAAP adjusted gross profit divided by total revenue. Akoya defines non-GAAP operating expense as operating expense adjusted for impairment and restructuring charges. Akoya defines non-GAAP loss from operations as loss from operations adjusted for certain excess and obsolete inventory charges, impairment, and restructuring charges.

Akoya includes these non-GAAP financial measures because it believes they allow investors to understand and evaluate the Company’s core operating performance and trends. In particular, the exclusion of certain items in calculating non-GAAP adjusted gross profit, non-GAAP adjusted gross margin, non-GAAP operating expense, and non-GAAP loss from operations can provide useful measures for period-to-period comparisons of the Company’s core business. These non-GAAP financial measures have limitations as analytical tools, including the fact that such non-GAAP financial measures may not be comparable to similarly titled measures presented by other companies because other companies may calculate non-GAAP adjusted gross profit, non-GAAP adjusted gross margin, non-GAAP operating expense, and non-GAAP loss from operations differently than Akoya does. For more information regarding these non-GAAP financial measures, see the tables included at the end of this press release.

Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding the potential benefits of the pending acquisition of Akoya by Quanterix Corporation and the likelihood that such acquisition will be consummated, Akoya’s ability to achieve market acceptance of its current and planned products and services, Akoya’s ability to develop, achieve regulatory approval and commercialize Immunoprint and other statements regarding Akoya’s business strategies, use of capital, results of operations, financial and market positions and plans and objectives for future operations.

In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents Akoya files with the Securities and Exchange Commission from time to time. Akoya cautions you that forward-looking statements are based on a combination of facts and factors currently known by Akoya and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent Akoya’s views as of the date hereof. Akoya undertakes no obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events for any reason, except as required by law.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Akoya’s underlying assumptions prove to be incorrect, actual results may differ materially from what Akoya anticipates. Akoya cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time.

About Akoya Biosciences

As The Spatial Biology Company®, Akoya Biosciences’ mission is to bring context to the world of biology and human health through the power of spatial phenotyping. The Company offers comprehensive single-cell imaging solutions that allow researchers to phenotype cells with spatial context and visualize how they organize and interact to influence disease progression and response to therapy. Akoya offers a full continuum of spatial phenotyping solutions to serve the diverse needs of researchers across discovery, translational and clinical research: PhenoCode™ Panels and PhenoCycler®, PhenoImager® Fusion and PhenoImager HT Instruments. To learn more about Akoya, visit www.akoyabio.com.

Important Additional Information

In connection with its proposed acquisition of Akoya (the “Merger”), Quanterix Corporation (“Quanterix”) filed a Registration Statement on Form S-4 (the “Registration Statement”) which contains a preliminary joint proxy statement of Quanterix and Akoya and a preliminary prospectus of Quanterix (the “Joint Proxy Statement/Prospectus”), and each of Quanterix and Akoya may file with the SEC other relevant documents regarding the Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY QUANTERIX AND AKOYA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUANTERIX, AKOYA AND THE MERGER. A definitive copy of the Joint Proxy Statement/Prospectus will be mailed to Quanterix and Akoya stockholders when that document is final. Investors and security holders will be able to obtain the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing information about Quanterix and Akoya, free of charge from Quanterix or Akoya or from the SEC’s website when they are filed. The documents filed by Quanterix with the SEC may be obtained free of charge at Quanterix’s website, at www.quanterix.com, or by requesting them by mail at Quanterix Investor Relations, 900 Middlesex Turnpike, Billerica, MA 01821. The documents filed by Akoya with the SEC may be obtained free of charge at Akoya’s website, at www.akoyabio.com, or by requesting them by mail at Akoya Biosciences, Inc., 100 Campus Drive, 6th Floor, Marlborough, MA 01752, ATTN: Chief Legal Officer.

Participants in the Solicitation

Quanterix and Akoya and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quanterix or Akoya in respect of the Merger. Information about Quanterix’s directors and executive officers is available in the Joint Proxy Statement/Prospectus, and other documents filed by Quanterix with the SEC. Information about Akoya’s directors and executive officers is available in the Joint Proxy Statement/Prospectus and Akoya’s proxy statement dated April 23, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Akoya with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Quanterix or Akoya as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Investor Contact:

Priyam Shah

investors@akoyabio.com

Media Contact:

Ritu Mihani

media@akoyabio.com

AKOYA BIOSCIENCES, INC. AND SUBSIDIARY

Condensed Consolidated Balance Sheets (unaudited)

(in thousands)

	December 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$11,779	$83,125
Marketable securities	23,261	—
Accounts receivable, net	13,779	16,994
Inventories, net	24,321	17,877
Prepaid expenses and other current assets	3,592	3,794
Total current assets	76,732	121,790
Property and equipment, net	7,203	10,729
Demo inventory, net	1,336	893
Intangible assets, net	14,559	17,412
Goodwill	18,262	18,262
Operating lease right of use assets, net	4,255	8,365
Financing lease right of use assets, net	1,525	1,562
Other non-current assets	1,133	1,356
Total assets	$125,005	$180,369
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable, accrued expenses and other current liabilities	$19,607	$25,209
Current portion of operating lease liabilities	2,674	2,681
Current portion of financing lease liabilities	609	767
Deferred revenue	6,554	6,688
Total current liabilities	29,444	35,345
Deferred revenue, net of current portion	3,063	3,193
Long-term debt, net	76,182	75,254
Contingent consideration liability, net of current portion	3,871	5,765
Operating lease liabilities, net of current portion	3,988	6,238
Financing lease liabilities, net of current portion	693	766
Other long-term liabilities	169	38
Total liabilities	117,410	126,599
Total stockholders' equity	7,595	53,770
Total liabilities and stockholders' equity	$125,005	$180,369

AKOYA BIOSCIENCES, INC. AND SUBSIDIARY

Consolidated Statements of Operations (unaudited)

(in thousands, except share and per share amounts)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Revenue:
Product revenue	$12,663	$16,691	$53,027	$67,410
Service and other revenue	8,681	9,796	28,645	29,223
Total revenue	21,344	26,487	81,672	96,633
Cost of goods sold:
Cost of product revenue	4,419	6,031	22,039	25,778
Cost of service and other revenue	2,536	3,836	11,755	14,550
Total cost of goods sold	6,955	9,867	33,794	40,328
Gross profit	14,389	16,620	47,878	56,305
Operating expenses:
Selling, general and administrative	15,688	20,082	69,317	87,363
Research and development	4,429	5,360	19,745	24,974
Change in fair value of contingent consideration	(16)	617	(512)	1,636
Impairment	—	—	2,971	—
Restructuring	—	—	3,087	—
Total operating expenses	20,101	26,059	94,608	113,973
Loss from operations	(5,712)	(9,439)	(46,730)	(57,668)
Other income (expense):
Interest expense	(2,586)	(2,293)	(10,429)	(8,761)
Interest income	380	913	2,506	3,489
Other expense, net	(289)	(5)	(566)	(343)
Loss before (provision) benefit for income taxes	(8,207)	(10,824)	(55,219)	(63,283)
(Provision) benefit for income taxes	8	22	(146)	(40)
Net loss	$(8,199)	$(10,802)	$(55,365)	$(63,323)
Net loss per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.22)	$(1.12)	$(1.43)
Weighted-average shares outstanding, basic and diluted	49,560,227	49,089,712	49,418,535	44,434,570

AKOYA BIOSCIENCES, INC. AND SUBSIDIARY

Gross Profit to Non-GAAP Adjusted Gross Profit Reconciliation and Calculation of Gross Margin and Non-GAAP Adjusted Gross Margin (unaudited)

(in thousands)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Total revenue	$21,344	$26,487	$81,672	$96,633

Gross profit	14,389	16,620	47,878	56,305
Provision for excess and obsolete inventories - product discontinuation and lease exit inventory charges	—	—	2,045	—
Non-GAAP adjusted gross profit	$14,389	$16,620	$49,923	$56,305

Gross margin	67%	63%	59%	58%

Non-GAAP adjusted gross margin	67%	63%	61%	58%

AKOYA BIOSCIENCES, INC. AND SUBSIDIARY

Operating Expense to Non-GAAP Operating Expense Reconciliation (unaudited)

(in thousands)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operating expenses	$20,101	$26,059	$94,608	$113,973
Impairment	—	—	(2,971)	—
Restructuring	—	—	(3,087)	—
Non-GAAP operating expenses	$20,101	$26,059	$88,550	$113,973

AKOYA BIOSCIENCES, INC. AND SUBSIDIARY

Loss From Operations to Non-GAAP Loss From Operations Reconciliation (unaudited)

(in thousands)

	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Loss from operations	$(5,712)	$(9,439)	$(46,730)	$(57,668)
Provision for excess and obsolete inventories - product discontinuation and lease exit inventory charges	—	—	2,045	—
Impairment	—	—	2,971	—
Restructuring	—	—	3,087	—
Non-GAAP loss from operations	$(5,712)	$(9,439)	$(38,627)	$(57,668)